UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

CHROMCRAFT REVINGTON, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 807-2640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

Chromcraft Revington, Inc. (the “Company”) is presenting the slides attached to this Current Report on Form 8-K as Exhibit 99.1 at the Company’s 2012 Annual Meeting of Stockholders on May 24, 2012.  The attached slide presentation, together with the audio comments which accompany the slides, are available on the Company’s website under the “Investor Info” page.

In accordance with Regulation FD, the Company is furnishing the information in this report (including the exhibits), as well as the audio comments referenced above, under Item 7.01 of Form 8-K.  This information is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in this report or the exhibits that is required to be disclosed solely by virtue of Regulation FD.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        2012 Annual Meeting of Stockholders Slide Presentation dated May 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2012

CHROMCRAFT REVINGTON, INC.

By:	/s/ James M. La Neve
James M. La Neve
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	2012 Annual Meeting of Stockholders Slide Presentation dated May 24, 2012